UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07657
Oppenheimer Developing Markets Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: August 31
Date of reporting period: 08/31/2009

Item 1. Reports to Stockholders.

August 31, 2009

Oppenheimer

Developing Markets Fund

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

An Interview with Your Fund's Manager

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Geographical Holdings

Brazil	13.3%
India	11.4
Hong Kong	10.0
Mexico	7.2
Taiwan	6.9
Turkey	6.0
Russia	5.5
United States	5.3
South Africa	4.9
United Kingdom	4.7
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2009, and are based on the total market value of investments.

Top Ten Common Stock Holdings

Infosys Technologies Ltd.	3.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.6
HDFC Bank Ltd., ADR	2.3
Turkcell Iletisim Hizmetleri AS	2.3
Magnit	2.2
Petroleo Brasileiro SA, Sponsored ADR	2.2
Anglo American plc	2.2
SABMiller plc	2.1
Hong Kong Exchanges & Clearing Ltd.	2.1
OAO Gazprom, Sponsored ADR	2.0
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2009, and are based on net assets. For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.
10 | OPPENHEIMER DEVELOPING MARKETS FUND

Regional Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2009, and are based on the total market value of investments.
11 | OPPENHEIMER DEVELOPING MARKETS FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended August 31, 2009, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. Oppenheimer Developing Markets Fund’s Class A shares (without sales charge) returned –5.68% during the reporting period, outperforming the MSCI Emerging Markets Index return of –9.66%. The Fund’s Class A shares (without sales charge) closed the one-year period ended August 31, 2009 in the 18th percentile (59 out of 330 ranked funds) of Lipper Inc.’s Emerging Markets Funds category and finished in the first quartile for the 3-year (6 out of 232), 5-year (4 out of 177) and 10-year periods (2 out of 104).1
     In terms of contributors to performance, a number of holdings within the consumer staples and information technology sectors benefited relative performance versus the MSCI Emerging Markets Index during the reporting period. Positive contributors within consumer staples included Russian food retailer Magnit and Natura Cosmeticos SA, a Brazil-based company engaged in the manufacturing, distribution and commercialization of cosmetic products. In information technology, within the semiconductors and semiconductor equipment subsector, top contributors to relative performance included Taiwan Semiconductor Manufacturing Co. Ltd. and MediaTek, Inc. Under the IT services subsector, Infosys Technologies Ltd. outperformed for the Fund. All of the securities mentioned above were among the Fund’s top twenty holdings at period end. The Fund’s overweight position to information technology also benefited relative performance, as it was the best performing sector within the MSCI Emerging Markets Index during the reporting period.
     During the reporting period, the consumer discretionary and energy sectors were the greatest detractors from relative Fund performance, primarily due to weaker relative stock selection. Within consumer discretionary, media holdings Grupo Televisa SA and Television Broadcasts Ltd. underperformed for the Fund. In energy, individual detractors included Technip (within the energy equipment and services subsector) and OAO Gazprom (within the oil, gas and consumable fuels subsector). We exited our position in Technip by period end.

1.  Lipper Inc., 8/31/09. Lipper ranking is for Class A shares and ranking may include more than one share class of funds in the category, including other share classes of this Fund. Ranking is based on total return as of 8/31/09, without considering sales charges. Different share classes may have different expenses and performance characteristics. Past performance is no guarantee of future results.
12 | OPPENHEIMER DEVELOPING MARKETS FUND

     On a country basis, Taiwan, Brazil and India were among the Fund’s top performers over the reporting period, due to better relative stock selection than the MSCI Emerging Markets Index. The Fund’s underweight position to Russia also benefited relative performance. In terms of detractors to relative performance, the Fund’s underweights to China and Korea hurt relative performance during the reporting period, as did its overweight position to Egypt. The Fund underperformed the benchmark within Mexico as well, due primarily to weaker relative stock selection. At period end, the Fund’s top geographical holdings included Brazil, India, Hong Kong, Mexico and Taiwan.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2009. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Y shares, performance is measured from inception of the Class on September 7, 2005. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Index, an unmanaged index of equity securities of issuers in certain developing markets. The MSCI Emerging Markets Index is widely recognized as a measure of performance in developing markets. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
13 | OPPENHEIMER DEVELOPING MARKETS FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER DEVELOPING MARKETS FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year returns for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 19 for further information.
15 | OPPENHEIMER DEVELOPING MARKETS FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
16 | OPPENHEIMER DEVELOPING MARKETS FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year returns for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 19 for further information.
17 | OPPENHEIMER DEVELOPING MARKETS FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year returns for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 19 for further information.
18 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 11/18/96. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 11/18/96. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 11/18/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to a 0.75% annual asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
19 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES
Class Y shares of the Fund were first publicly offered on 9/7/05. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
20 | OPPENHEIMER DEVELOPING MARKETS FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire
6-month period ended August 31, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to
21 | OPPENHEIMER DEVELOPING MARKETS FUND

FUND EXPENSES Continued
exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	March 1, 2009	August 31, 2009	August 31, 2009

Actual
Class A	$1,000.00	$1,756.50	$9.68
Class B	1,000.00	1,750.20	15.24
Class C	1,000.00	1,750.40	14.47
Class N	1,000.00	1,753.70	11.98
Class Y	1,000.00	1,760.00	7.32

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.20	7.10
Class B	1,000.00	1,014.17	11.18
Class C	1,000.00	1,014.72	10.62
Class N	1,000.00	1,016.53	8.78
Class Y	1,000.00	1,019.91	5.36
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended August 31, 2009 are as follows:

Class	Expense Ratios

Class A	1.39%
Class B	2.19
Class C	2.08
Class N	1.72
Class Y	1.05
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
22 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS August 31, 2009

	Shares	Value

Common Stocks—94.8%
Consumer Discretionary—9.9%
Automobiles—0.6%
PT Astra International Tbk	16,916,500	$50,598,460
Distributors—1.2%
China Resources Enterprise Ltd.	42,143,000	98,853,581
Diversified Consumer Services—0.0%
New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	13,900	982,035
Hotels, Restaurants & Leisure—0.6%
Ctrip.com International Ltd., ADR[1]	38,600	1,889,084
Jollibee Foods Corp.	27,685,600	29,220,379
Shangri-La Asia Ltd.	13,928,000	20,486,449

		51,595,912

Household Durables—1.2%
Corporacion GEO SA de CV, Series B1	7,107,700	16,792,252
Cyrela Brazil Realty SA Empreendimentos e Participacoes	3,999,000	50,393,299
Gafisa SA	1,385,000	20,296,970
SARE Holding SA de CV, Cl. B1,2	35,824,170	14,217,803

		101,700,324

Internet & Catalog Retail—0.8%
B2W Compania Global do Varejo	2,467,000	63,824,969
Media—3.9%
Grupo Televisa SA, Sponsored GDR	6,722,693	117,512,674
Net Servicos de Comunicacao SA, Preference[1]	5,471,271	57,914,711
Television Broadcasts Ltd.	15,947,000	68,002,290
Zee Entertainment Enterprises Ltd.	20,276,473	87,459,810

		330,889,485

Multiline Retail—1.6%
Lojas Americanas SA, Preference	22,404,300	134,447,197
Textiles, Apparel & Luxury Goods—0.0%
Li Ning Co. Ltd.	340,500	946,755
Ports Design Ltd.[1]	354,500	811,415

		1,758,170

Consumer Staples—18.4%
Beverages—7.0%
Anadolu Efes Biracilik ve Malt Sanayii AS	5,265,170	57,562,021
Carlsberg AS, Cl. B	1,405,500	100,971,967
Companhia de Bebidas das Americas, Sponsored ADR, Preference	750,600	55,972,242
Fomento Economico Mexicano SA de CV, Sponsored ADR	1,064,300	38,719,234
Fomento Economico Mexicano SA de CV, UBD	24,769,800	89,959,024
Grupo Modelo SA de CV, Series C1	19,318,400	70,507,802
SABMiller plc	7,517,090	174,505,842

		588,198,132

Food & Staples Retailing—7.2%
Almacenes Exito SA, GDR[3]	2,766,961	22,191,027
BIM Birlesik Magazalar AS	618,629	23,093,943
Cencosud SA	47,649,724	123,738,696
Dairy Farm International Holdings Ltd.	395,300	2,253,210
Magnit	3,808,566	188,143,160
President Chain Store Corp.	8,660,740	19,943,922
Shinsegae Department Store Co.	258,797	107,339,936
Wal-Mart de Mexico SAB de CV, Series V	31,834,718	112,542,227

		599,246,121
F1 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Food Products—0.5%
China Mengniu Dairy Co. Ltd.[1]	549,000	$1,300,523
Nestle India Ltd.	95,100	4,285,100
Tiger Brands Ltd.	1,978,027	39,527,486

		45,113,109

Household Products—0.8%
Hindustan Unilever Ltd.	8,794,390	46,822,359
Unilever Indonesia Tbk	15,139,500	15,169,539

		61,991,898

Personal Products—2.5%
Colgate-Palmolive (India) Ltd.	601,000	7,469,879
Natura Cosmeticos SA	9,551,100	153,551,403
Oriflame Cosmetics SA	1,048,268	50,952,206

		211,973,488

Tobacco—0.4%
Eastern Tobacco Co.	907,387	22,147,007
ITC Ltd.	2,996,900	14,175,813

		36,322,820

Energy—10.7%
Energy Equipment & Services—1.1%
Tenaris SA, ADR	3,098,167	89,784,880
Oil, Gas & Consumable Fuels—9.6%
Cairn India Ltd.[1]	4,568,900	24,967,487
China Shenhua Energy Co. Ltd.	19,059,500	76,848,360
CNOOC Ltd.	118,620,000	155,076,299
DNO International ASA[1]	38,738,444	40,825,097
Niko Resources Ltd.	223,000	14,462,663
NovaTek OAO, Sponsored GDR[3]	1,649,139	64,274,554
NovaTek OAO, Sponsored GDR	1,040,100	40,537,495
OAO Gazprom, Sponsored ADR	8,165,800	169,871,308
PetroChina Co. Ltd.	914,000	1,004,299
Petroleo Brasileiro SA, Sponsored ADR	5,547,400	184,173,680
Tullow Oil plc	1,872,096	32,641,138

		804,682,380

Financials—17.7%
Capital Markets—1.5%
Eqyptian Financial Group-Hermes Holding SAE	10,422,911	53,783,503
Mirae Asset Securities Co. Ltd.	1,258,045	73,534,538

		127,318,041

Commercial Banks—7.5%
Banco Santander Chile SA	788,419,389	38,869,254
Bancolombia SA, Sponsored ADR	1,403,300	49,873,282
China CITIC Bank	2,251,000	1,356,330
China Construction Bank	4,624,000	3,490,172
China Merchants Bank Co. Ltd.	894,900	1,949,037
Commercial International Bank	7,812,074	76,481,151
Credicorp Ltd.	618,300	44,158,986
HDFC Bank Ltd., ADR	1,975,258	194,582,666
Itau Unibanco Multiplo SA	674,190	11,292,683
PT Bank Central Asia Tbk	104,202,600	43,934,628
Standard Bank Group Ltd.	9,765,741	126,159,389
Yapi ve Kredi Bankasi AS1	19,505,800	41,224,958

		633,372,536
F2 | OPPENHEIMER DEVELOPING MARKETS FUND

	Shares	Value

Consumer Finance—0.1%
Kiatnakin Bank Public Co. Ltd.	8,882,213	$4,909,897
Diversified Financial Services—3.9%
BM&F BOVESPA SA	14,624,898	90,324,090
Haci Omer Sabanci Holding AS	15,516,125	59,991,684
Hong Kong Exchanges & Clearing Ltd.	9,919,000	172,772,549
JSE Ltd.	667,231	5,231,839

		328,320,162

Insurance—0.3%
Aksigorta AS	6,081,986	20,677,374
Ping An Insurance Co. of China Ltd.	313,000	2,342,316

		23,019,690

Real Estate Management & Development—2.9%
Hang Lung Properties Ltd.	29,360,000	91,484,236
IRSA Inversiones y Representaciones SA, Sponsored GDR[1]	248,300	1,549,392
SM Prime Holdings, Inc.[2]	684,173,737	146,607,138

		239,640,766

Thrifts & Mortgage Finance—1.5%
Housing Development Finance Corp. Ltd.	2,441,817	123,746,234
Health Care—0.9%
Health Care Providers & Services—0.3%
Diagnosticos da America[1]	1,035,100	23,286,592
Life Sciences Tools & Services—0.4%
Divi’s Laboratories Ltd.	3,302,468	35,608,485
Pharmaceuticals—0.2%
Adcock Ingram Holdings Ltd.	1,371,929	8,180,961
Sun Pharmaceutical Industries Ltd.	304,800	7,432,251

		15,613,212
Industrials—4.5%
Aerospace & Defense—0.8%
Empresa Brasileira de Aeronautica SA, ADR	3,196,187	67,887,012
Construction & Engineering—0.8%
GS Engineering & Construction Corp.	241,222	18,484,222
Hyundai Engineering & Construction Co. Ltd.	995,022	47,962,466

		66,446,688

Electrical Equipment—0.2%
ABB Ltd.	1,013,587	15,823,430
Zhuzhou CSR Times Electric Co. Ltd.	880,000	1,498,752

		17,322,182

Industrial Conglomerates—1.4%
Enka Insaat ve Sanayi AS	26,816,543	108,152,847
Jardine Strategic Holdings Ltd.	183,500	3,038,760
SM Investments Corp.	968,590	6,600,188

		117,791,795

Machinery—0.6%
Shanghai Zhenhua Port Machinery Co. Ltd., B Shares	30,976,108	25,028,695
Weg SA	3,138,000	26,090,338

		51,119,033

Road & Rail—0.6%
All America Latina Logistica	6,699,000	48,588,810
Transportation Infrastructure—0.1%
DP World Ltd.	16,336,387	6,861,283
Information Technology—15.6%
Computers & Peripherals—0.2%
High Tech Computer Corp.	1,910,800	19,154,207
Electronic Equipment & Instruments—0.1%
Synnex Technology International Corp.	6,100,826	10,618,273
F3 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Internet Software & Services—4.1%
Baidu, Inc., ADR[1]	61,300	$20,232,678
Mercadolibre, Inc.[1]	127,700	4,018,719
Netease.com, Inc., ADR[1]	185,200	7,776,548
NHN Corp.[1]	789,677	107,490,664
SINA Corp.[1,2]	2,948,662	88,459,860
Sohu.com, Inc.[1]	538,500	32,902,350
Tencent Holdings Ltd.	5,478,000	81,493,771

		342,374,590

IT Services—4.9%
Infosys Technologies Ltd.	7,410,104	323,441,744
Tata Consultancy Services Ltd.	6,617,106	71,429,508
Travelsky Technology Ltd., Cl. H	30,715,000	20,132,018

		415,003,270

Semiconductors & Semiconductor Equipment—6.3%
Epistar Corp.	28,169,000	82,457,833
MediaTek, Inc.	9,914,379	143,972,572
Taiwan Semiconductor Manufacturing Co. Ltd.	166,191,429	297,954,521

		524,384,926

Materials—5.6%
Chemicals—0.1%
Sociedad Quimica y Minera Chile SA, Sponsored ADR	339,500	11,824,785
Metals & Mining—5.5%
Anglo American plc[1]	5,646,830	183,898,069
Anglo Platinum Ltd.[1]	948,493	84,126,251
Equinox Minerals Ltd.[1]	1,501,900	3,745,318
First Quantum Minerals Ltd.	74,700	4,423,659
Impala Platinum Holdings Ltd.	2,670,580	62,409,081
Vale SA, Sponsored ADR, Preference	7,094,300	122,092,903

		460,695,281

Telecommunication Services—11.5%
Diversified Telecommunication Services—2.4%
China Unicom Ltd.	61,716,000	86,471,781
PT Telekomunikasi Indonesia Tbk	137,950,400	114,958,667

		201,430,448

Wireless Telecommunication Services—9.1%
America Movil SAB de CV, Series L, ADR	3,087,600	139,405,140
China Mobile Ltd.	16,532,000	160,831,023
MTN Group Ltd.	5,379,000	88,157,658
Orascom Telecom Holding SAE	20,747,715	137,091,831
Philippine Long Distance Telephone Co.	892,620	46,099,035
Turkcell Iletisim Hizmetleri AS	29,572,700	192,209,735

		763,794,422

Total Common Stocks (Cost $6,772,118,143)		7,952,095,581

	Principal
	Amount

Non-Convertible Corporate Bonds and Notes—0.0%
Trent Ltd., 2% Sec. Debs., 7/7/10 (Cost $744,872)	32,425,500 INR	725,548

	Units

Rights, Warrants and Certificates—0.0%
Trent Ltd. Wts., Strike Price 650INR, Exp. 1/7/10[1,4] (Cost $0)	15,834	7,589

	Shares

Structured Securities—0.0%
JP Morgan Bank NA, Daqin Railway Co. Ltd. Cv. Equity Linked Nts.[3] (Cost $731,884)	442,066	610,942
F4 | OPPENHEIMER DEVELOPING MARKETS FUND

	Shares	Value

Investment Companies—4.9%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.01%[5]	518,009	$518,009
Oppenheimer Institutional Money Market Fund, Cl. E, 0.33%[2,5]	408,045,867	408,045,867

Total Investment Companies (Cost $408,563,876)		408,563,876

		Value

Total Investments, at Value (Cost $7,182,158,775)	99.7%	$8,362,003,536
Other Assets Net of Liabilities	0.3	22,857,681

Net Assets	100.0%	$8,384,861,217

Footnotes to Statement of Investments
Principal amount and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:

INR	Indian Rupee

1.	Non-income producing security.

2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	August 31, 2008	Additions	Reductions	August 31, 2009

OFI Liquid Assets Fund, LLC	485,060,725	336,035,116	821,095,841	—
Oppenheimer Institutional Money Market Fund, Cl. E	385,207,278	2,930,514,006	2,907,675,417	408,045,867
Realtek Semiconductor Corp.	23,661,960	—	23,661,960	—
SARE Holding SA de CV, Cl. B	34,880,970	943,200	—	35,824,170
SINA Corp.	3,650,200	357,100	1,058,638	2,948,662
SM Prime Holdings, Inc.	633,311,737	80,133,000	29,271,000	684,173,737
S-OIL Corp., Preference	214,809	—	214,809	—
Varitronix International Ltd.	20,629,000	—	20,629,000	—

				Realized
	Value	Income		Loss

OFI Liquid Assets Fund, LLC	$—	$844,920	[a]	$—
Oppenheimer Institutional Money Market Fund, Cl. E	408,045,867	2,582,642		—
Realtek Semiconductor Corp.	—	—		43,736,888
SARE Holding SA de CV, Cl. B	14,217,803	—		—
SINA Corp.	88,459,860	—		18,351,203
SM Prime Holdings, Inc.	146,607,138	2,574,157		548,181
S-OIL Corp., Preference	—	194,199		5,796,667
Varitronix International Ltd.	—	318,318		9,056,263

	$657,330,668	$6,514,236		$77,489,202

a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.
F5 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

3.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $87,076,523 or 1.04% of the Fund’s net assets as of August 31, 2009.

4.	Illiquid security. The aggregate value of illiquid securities as of August 31, 2009 was $7,589, which represents less than 0.005% of the Fund’s net assets. See Note 6 of accompanying Notes.

5.	Rate shown is the 7-day yield as of August 31, 2009.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of August 31, 2009 based on valuation input level:

			Level 3 —
	Level 1 —	Level 2 —	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table Investments, at Value:
Common Stocks
Consumer Discretionary	$834,650,133	$—	$—	$834,650,133
Consumer Staples	1,520,654,541	22,191,027	—	1,542,845,568
Energy	365,269,583	529,197,677	—	894,467,260
Financials	1,292,495,230	187,832,096	—	1,480,327,326
Health Care	74,508,289	—	—	74,508,289
Industrials	360,193,373	15,823,430	—	376,016,803
Information Technology	901,350,432	410,184,834	—	1,311,535,266
Materials	288,621,997	183,898,069	—	472,520,066
Telecommunication Services	878,753,089	86,471,781	—	965,224,870
Non-Convertible Corporate Bonds and Notes	—	725,548	—	725,548
Rights, Warrants and Certificates	7,589	—	—	7,589
Structured Securities	—	610,942	—	610,942
Investment Companies	408,563,876	—	—	408,563,876

Total Investments, at Value	6,925,068,132	1,436,935,404	—	8,362,003,536
Other Financial Instruments:
Foreign currency exchange contracts	—	4,100	—	4,100

Total Assets	$6,925,068,132	$1,436,939,504	$—	$8,362,007,636

Liabilities Table Other Financial Instruments:
Foreign currency exchange contracts	$—	$(16,567)	$—	$(16,567)

Total Liabilities	$—	$(16,567)	$—	$(16,567)

F6 | OPPENHEIMER DEVELOPING MARKETS FUND

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
Foreign Currency Exchange Contracts as of August 31, 2009 are as follows:

Counterparty/		Contract
Contract		Amount		Expiration		Unrealized	Unrealized
Description	Buy/Sell	(000s)		Date	Value	Appreciation	Depreciation

Bank of New York (The)
Hong Kong Dollar (HKD)	Buy	39,323	HKD	9/1/09	$5,073,681	$163	$—
Brown Brothers Harriman:
Canadian Dollar (CAD)	Buy	108	CAD	9/1/09	98,438	—	1,160
New Turkish Lira (TRY)	Buy	3,712	TRY	9/1/09	2,474,292	—	1,484

						—	2,644
Chase Manhattan Bank:
Indian Rupee (INR)	Buy	183,346	INR	9/1/09	3,755,163	1,922	—
Thailand Baht (THB)	Sell	6,233	THB	9/1/09	183,272	—	54

						1,922	54
Citigroup
Mexican Nuevo Peso (MXN)	Buy	16,734	MXN	9/1/09	1,253,067	—	12,658
RBS Greenwich Capital
British Pound Sterling (GBP)	Buy	1,232	GBP	9/3/09	2,005,973	—	684
UBS Investment Bank:
Danish Krone (DKK)	Buy	2,519	DKK	9/2/09	485,093	1,498	—
Norwegian Krone (NOK)	Buy	1,238	NOK	9/2/09	205,722	517	—
Swedish Krona (SEK)	Buy	1,723	SEK	9/2/09	242,019	—	527

						2,015	527

Total unrealized appreciation and depreciation						$4,100	$16,567

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Brazil	$1,110,136,899	13.3%
India	957,977,903	11.4
Hong Kong	834,496,058	10.0
Mexico	599,656,156	7.2
Taiwan	574,101,328	6.9
Turkey	502,912,562	6.0
Russia	462,826,517	5.5
United States	441,466,226	5.3
South Africa	413,792,665	4.9
United Kingdom	391,045,049	4.7
Korea, Republic of South	354,811,826	4.2
Egypt	289,503,492	3.4
Philippines	228,526,740	2.7
Indonesia	224,661,294	2.7
Cayman Islands	201,192,170	2.4
Chile	174,432,735	2.1
F7 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

Geographic Holdings	Value	Percent

Luxembourg	$140,737,086	1.7%
China	135,145,706	1.6
Denmark	100,971,967	1.2
Colombia	72,064,309	0.9
Peru	44,158,986	0.5
Norway	40,825,097	0.5
Bermuda	23,551,074	0.3
Canada	22,631,640	0.3
United Arab Emirates	6,861,283	0.1
Argentina	5,568,111	0.1
Thailand	4,909,897	0.1
Singapore	3,038,760	0.0

Total	$8,362,003,536	100.0%

See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $6,552,496,313)	$7,704,672,868
Affiliated companies (cost $629,662,462)	657,330,668

8,362,003,536
Cash	228,000
Cash—foreign currencies (cost $27,790,688)	26,346,436
Unrealized appreciation on foreign currency exchange contracts	4,100
Receivables and other assets:
Shares of beneficial interest sold	46,998,465
Interest and dividends	15,741,956
Investments sold	458,530
Other	1,666,697

Total assets	8,453,447,720

Liabilities
Unrealized depreciation on foreign currency exchange contracts	16,567
Payables and other liabilities:
Investments purchased	38,847,200
Shares of beneficial interest redeemed	20,181,808
Foreign capital gains tax	3,877,134
Distribution and service plan fees	2,545,628
Transfer and shareholder servicing agent fees	1,295,552
Trustees’ compensation	1,134,513
Shareholder communications	185,890
Other	502,211

Total liabilities	68,586,503

Net Assets	$8,384,861,217

Composition of Net Assets
Paid-in capital	$8,469,262,625
Accumulated net investment loss	(17,667,508)
Accumulated net realized loss on investments and foreign currency transactions	(1,242,541,585)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,175,807,685

Net Assets	$8,384,861,217

F9 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $5,388,512,923 and 220,977,872 shares of beneficial interest outstanding)	$24.38
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$25.87

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $181,248,498 and 7,498,602 shares of beneficial interest outstanding)	$24.17

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $768,598,087 and 32,616,695 shares of beneficial interest outstanding)	$23.56

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $257,960,358 and 10,911,443 shares of beneficial interest outstanding)	$23.64

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,788,541,351 and 74,113,747 shares of beneficial interest outstanding)	$24.13
See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF OPERATIONS For the Year Ended August 31, 2009

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $10,370,694)	$133,129,487
Affiliated companies (net of foreign withholding taxes of $896,427)	5,669,316
Income from investment of securities lending cash collateral, net—affiliated companies	844,920
Interest (net of foreign withholding taxes of $2,112)	89,533
Other income	7,074

Total investment income	139,740,330

Expenses
Management fees	50,187,005
Distribution and service plan fees:
Class A	9,873,175
Class B	1,372,111
Class C	5,335,537
Class N	853,640
Transfer and shareholder servicing agent fees:
Class A	9,675,007
Class B	391,902
Class C	1,024,227
Class N	1,130,311
Class Y	1,709,020
Shareholder communications:
Class A	172,153
Class B	25,104
Class C	40,734
Class N	8,128
Class Y	24,710
Custodian fees and expenses	3,015,306
Trustees’ compensation	292,234
Other	421,676

Total expenses	85,551,980
Less reduction to custodian expenses	(15,893)
Less waivers and reimbursements of expenses	(814,649)

Net expenses	84,721,438

Net Investment Income	55,018,892
F11 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments:
Unaffiliated companies (net of foreign capital gains tax of $2,269)	$(808,118,056)
Affiliated companies	(77,489,202)
Foreign currency transactions	(324,379,289)

Net realized loss	(1,209,986,547)
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains tax of $4,019,162)	446,889,474
Translation of assets and liabilities denominated in foreign currencies	(249,492,701)

Net change in unrealized appreciation	197,396,773

Net Decrease in Net Assets Resulting from Operations	$(957,570,882)

See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended August 31,	2009	2008

Operations
Net investment income	$55,018,892	$120,259,448
Net realized gain (loss)	(1,209,986,547)	2,244,481,459
Net change in unrealized appreciation	197,396,773	(2,689,078,453)

Net decrease in net assets resulting from operations	(957,570,882)	(324,337,546)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(68,190,934)	(79,214,871)
Class B	(1,078,159)	(227,016)
Class C	(4,261,769)	(2,176,582)
Class N	(2,776,532)	(1,981,744)
Class Y	(29,730,449)	(7,685,979)

	(106,037,843)	(91,286,192)
Distributions from net realized gain:
Class A	(1,016,360,271)	(1,098,606,595)
Class B	(40,720,539)	(40,293,935)
Class C	(152,607,754)	(146,138,131)
Class N	(54,658,040)	(46,220,737)
Class Y	(313,774,356)	(77,571,100)

	(1,578,120,960)	(1,408,830,498)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	330,623,839	(67,630,850)
Class B	18,839,361	(47,959,319)
Class C	126,778,500	(16,870,992)
Class N	67,841,651	13,542,058
Class Y	1,169,394,062	374,605,873

	1,713,477,413	255,686,770

Net Assets
Total decrease	(928,252,272)	(1,568,767,466)
Beginning of period	9,313,113,489	10,881,880,955

End of period (including accumulated net investment income (loss) of $(17,667,508) and $24,847,750, respectively)	$8,384,861,217	$9,313,113,489

See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended August 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$41.13	$48.37	$38.23	$31.11	$21.09

Income (loss) from investment operations:
Net investment income[1]	.21	.55	.35	.42	.55
Net realized and unrealized gain (loss)	(8.08)	(1.11)	13.94	8.26	9.97

Total from investment operations	(7.87)	(.56)	14.29	8.68	10.52

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.45)	(.50)	(.45)	(.37)
Distributions from net realized gain	(8.32)	(6.23)	(3.65)	(1.11)	(.13)

Total dividends and/or distributions to shareholders	(8.88)	(6.68)	(4.15)	(1.56)	(.50)

Net asset value, end of period	$24.38	$41.13	$48.37	$38.23	$31.11

Total Return, at Net Asset Value[2]	(5.68)%	(3.59)%	39.63%	28.41%	50.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,388,513	$7,109,601	$8,577,017	$7,069,819	$4,104,558

Average net assets (in thousands)	$3,900,019	$8,667,934	$8,202,261	$6,540,507	$2,739,224

Ratios to average net assets:[3]
Net investment income	0.97%	1.16%	0.80%	1.11%	2.01%
Total expenses	1.43%[4,5,6,7]	1.27%[4,5,6]	1.32%[4,5,6]	1.37%[6]	1.43%[6]

Portfolio turnover rate	55%	51%	40%	65%	28%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2009	1.43%
Year Ended August 31, 2008	1.27%
Year Ended August 31, 2007	1.32%

5.	Waiver or reimbursement of indirect management fees less than 0.005%.

6.	Reduction to custodian expenses less than 0.005%.

7.	Voluntary waiver of transfer agent fees less than 0.005%.
See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER DEVELOPING MARKETS FUND

Class B Year Ended August 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$40.56	$47.75	$37.75	$30.78	$20.87

Income (loss) from investment operations:
Net investment income[1]	.03	.17	.02	.11	.31
Net realized and unrealized gain (loss)	(7.88)	(1.09)	13.80	8.21	9.88

Total from investment operations	(7.85)	(.92)	13.82	8.32	10.19

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.22)	(.04)	(.17)	(.24)	(.15)
Distributions from net realized gain	(8.32)	(6.23)	(3.65)	(1.11)	(.13)

Total dividends and/or distributions to shareholders	(8.54)	(6.27)	(3.82)	(1.35)	(.28)

Net asset value, end of period	$24.17	$40.56	$47.75	$37.75	$30.78

Total Return, at Net Asset Value[2]	(6.43)%	(4.30)%	38.62%	27.44%	49.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$181,249	$235,659	$329,278	$308,973	$222,723

Average net assets (in thousands)	$137,455	$307,320	$327,758	$313,463	$169,763

Ratios to average net assets:[3]
Net investment income	0.14%	0.35%	0.04%	0.30%	1.15%
Total expenses	2.23%[4]	2.02%[4]	2.06%[4]	2.14%	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.22%	2.02%	2.06%	2.14%	2.24%

Portfolio turnover rate	55%	51%	40%	65%	28%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2009	2.23%
Year Ended August 31, 2008	2.02%
Year Ended August 31, 2007	2.06%
See accompanying Notes to Financial Statements.
F15 | OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended August 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$39.91	$47.11	$37.33	$30.49	$20.70

Income (loss) from investment operations:
Net investment income[1]	.05	.20	.04	.15	.34
Net realized and unrealized gain (loss)	(7.85)	(1.08)	13.62	8.10	9.79

Total from investment operations	(7.80)	(.88)	13.66	8.25	10.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.23)	(.09)	(.23)	(.30)	(.21)
Distributions from net realized gain	(8.32)	(6.23)	(3.65)	(1.11)	(.13)

Total dividends and/or distributions to shareholders	(8.55)	(6.32)	(3.88)	(1.41)	(.34)

Net asset value, end of period	$23.56	$39.91	$47.11	$37.33	$30.49

Total Return, at Net Asset Value[2]	(6.36)%	(4.28)%	38.67%	27.50%	49.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$768,598	$923,115	$1,124,129	$945,369	$450,012

Average net assets (in thousands)	$532,652	$1,126,359	$1,072,232	$832,650	$294,791

Ratios to average net assets:[3]
Net investment income	0.25%	0.43%	0.09%	0.42%	1.28%
Total expenses	2.13%[4,5,6]	1.99%[4,5,6]	2.03%[4,5,6]	2.09%[6]	2.17%[6]

Portfolio turnover rate	55%	51%	40%	65%	28%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2009	2.13%
Year Ended August 31, 2008	1.99%
Year Ended August 31, 2007	2.03%

5.	Waiver or reimbursement of indirect management fees less than 0.005%.

6.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F16 | OPPENHEIMER DEVELOPING MARKETS FUND

Class N Year Ended August 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$40.21	$47.44	$37.59	$30.67	$20.84

Income (loss) from investment operations:
Net investment income[1]	.12	.36	.17	.30	.45
Net realized and unrealized gain (loss)	(7.95)	(1.09)	13.71	8.12	9.83

Total from investment operations	(7.83)	(.73)	13.88	8.42	10.28

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.42)	(.27)	(.38)	(.39)	(.32)
Distributions from net realized gain	(8.32)	(6.23)	(3.65)	(1.11)	(.13)

Total dividends and/or distributions to shareholders	(8.74)	(6.50)	(4.03)	(1.50)	(.45)

Net asset value, end of period	$23.64	$40.21	$47.44	$37.59	$30.67

Total Return, at Net Asset Value[2]	(6.00)%	(3.98)%	39.09%	27.93%	49.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$257,960	$282,921	$333,271	$240,673	$98,236

Average net assets (in thousands)	$174,883	$365,943	$294,086	$194,085	$57,727

Ratios to average net assets:[3]
Net investment income	0.60%	0.77%	0.40%	0.81%	1.67%
Total expenses	2.07%[4]	1.69%[4]	1.75%[4]	1.75%	1.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.77%	1.68%	1.74%	1.73%	1.80%

Portfolio turnover rate	55%	51%	40%	65%	28%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2009	2.07%
Year Ended August 31, 2008	1.69%
Year Ended August 31, 2007	1.75%
See accompanying Notes to Financial Statements.
F17 | OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended August 31,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$41.18	$48.43	$38.28	$32.15

Income (loss) from investment operations:
Net investment income[2]	.27	.76	.54	.65
Net realized and unrealized gain (loss)	(8.21)	(1.16)	13.93	7.15

Total from investment operations	(7.94)	(.40)	14.47	7.80

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.79)	(.62)	(.67)	(.56)
Distributions from net realized gain	(8.32)	(6.23)	(3.65)	(1.11)

Total dividends and/or distributions to shareholders	(9.11)	(6.85)	(4.32)	(1.67)

Net asset value, end of period	$24.13	$41.18	$48.43	$38.28

Total Return, at Net Asset Value[3]	(5.45)%	(3.29)%	40.17%	24.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,788,541	$761,817	$518,186	$297,580

Average net assets (in thousands)	$1,073,863	$699,864	$416,051	$159,042

Ratios to average net assets:[4]
Net investment income	1.37%	1.63%	1.24%	1.76%
Total expenses	1.08%[5,6,7]	0.95%[5,6,7]	0.94%[5,6,7]	0.97%[5]

Portfolio turnover rate	55%	51%	40%	65%

1.	For the period from September 7, 2005 (inception of offering) to August 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Reduction to custodian expenses less than 0.005%.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2009	1.08%
Year Ended August 31, 2008	0.95%
Year Ended August 31, 2007	0.94%

7.	Waiver or reimbursement of indirect management fees less than 0.005%.
See accompanying Notes to Financial Statements.
F18 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Developing Markets Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to aggressively seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Prior to January 1, 2009, the Fund assessed a 2% fee on the proceeds of fund shares that were redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which was retained by the Fund, is accounted for as an addition to paid-in capital.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to
F19 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events.
F20 | OPPENHEIMER DEVELOPING MARKETS FUND

The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal.
F21 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$ 43,494,159	$—	$1,219,196,784	$1,092,373,998

1.	As of August 31, 2009, the Fund had $173,662,718 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of August 31, 2009, details of the capital loss carryforward was as follows:

Expiring
2017	$173,662,718

2.	As of August 31, 2009, the Fund had $1,045,534,066 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended August 31, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended August 31, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year
F22 | OPPENHEIMER DEVELOPING MARKETS FUND

from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for August 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Increase to
	Accumulated	Accumulated Net
Increase to	Net Investment	Realized Loss
Paid-in Capital	Loss	on Investments

$ 907,993	$8,503,693	$9,411,686
The tax character of distributions paid during the years ended August 31, 2009 and August 31, 2008 was as follows:

	Year Ended	Year Ended
	August 31, 2009	August 31, 2008

Distributions paid from:
Ordinary income	$164,585,547	$342,968,395
Long-term capital gain	1,519,573,256	1,157,148,295

Total	$1,684,158,803	$1,500,116,690

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$7,265,608,459
Federal tax cost of other investments	42,681,819

Total federal tax cost	$7,308,290,278

Gross unrealized appreciation	$1,696,445,032
Gross unrealized depreciation	(604,071,034)

Net unrealized appreciation	$1,092,373,998

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution
F23 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
method with respect to their benefits under the Plan. During the year ended August 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$93,570
Payments Made to Retired Trustees	73,270
Accumulated Liability as of August 31, 2009	743,441
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
F24 | OPPENHEIMER DEVELOPING MARKETS FUND

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2009		Year Ended August 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	88,209,250	$1,806,302,825	34,514,079	$1,672,219,729
Dividends and/or distributions reinvested	65,642,231	985,946,318	21,030,820	1,049,017,246
Acquisition—Note 9	2,079,397	51,132,381	—	—
Redeemed	(107,797,885)	(2,512,757,685)[1]	(60,016,447)	(2,788,867,825)[2]

Net increase (decrease)	48,132,993	$330,623,839	(4,471,548)	$(67,630,850)

Class B
Sold	1,848,296	$37,446,107	522,922	$25,310,402
Dividends and/or distributions reinvested	2,476,298	37,094,950	724,254	35,813,998
Acquisition—Note 9	334,527	8,159,111	—	—
Redeemed	(2,970,555)	(63,860,807)[1]	(2,332,436)	(109,083,719)

Net increase (decrease)	1,688,566	$18,839,361	(1,085,260)	$(47,959,319)

Class C
Sold	12,525,228	$246,163,560	3,402,365	$161,493,718
Dividends and/or distributions reinvested	8,160,988	119,068,816	2,258,768	109,866,470
Acquisition—Note 9	630,625	14,989,966	—	—
Redeemed	(11,830,496)	(253,443,842)[1]	(6,394,046)	(288,231,180)[2]

Net increase (decrease)	9,486,345	$126,778,500	(732,913)	$(16,870,992)

F25 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended August 31, 2009		Year Ended August 31, 2008
	Shares	Amount	Shares	Amount

Class N
Sold	5,776,003	$115,636,245	3,047,969	$146,857,982
Dividends and/or distributions reinvested	3,666,133	53,525,542	931,343	45,544,360
Acquisition—Note 9	76,729	1,829,216	—	—
Redeemed	(5,643,906)	(103,149,352)[1]	(3,968,598)	(178,860,284)[2]

Net increase	3,874,959	$67,841,651	10,714	$13,542,058

Class Y
Sold	53,732,954	$1,257,989,195	10,630,241	$500,281,036
Dividends and/or distributions reinvested	22,156,097	329,018,042	1,462,433	72,858,430
Acquisition—Note 9	67,201	1,635,002	—	—
Redeemed	(20,339,983)	(419,248,177)[1]	(4,295,571)	(198,533,593)[2]

Net increase	55,616,269	$1,169,394,062	7,797,103	$374,605,873

1.	Net of redemption fees of $63,874 $2,251, $8,724, $2,864 and $17,587 for Class A, Class B, Class C, Class N and Class Y, respectively.

2.	Net of redemption fees of $242,307, $8,591, $31,487, $19,564 and $10,230 for Class A, Class B, Class C, Class N and Class Y, respectively.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the year ended August 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$3,265,787,825	$3,191,853,645
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	1.00%
Next $250 million	0.95
Next $500 million	0.90
Next $6 billion	0.85
Next $3 billion	0.80
Over $10 billion	0.75
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2009, the Fund paid $13,326,135 to OFS for services to the Fund.
F26 | OPPENHEIMER DEVELOPING MARKETS FUND

     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2009 were as follows:

Class C	$9,985,223
Class N	3,316,163
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.
F27 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

August 31, 2009	$823,488	$235,154	$395,681	$100,786	$2,164
Waivers and Reimbursements of Expenses. The Manager has agreed to reimburse the Fund certain costs incurred by the Fund in connection with the acquisition as described below. During the year ended August 31, 2009, the Manager reimbursed the Fund $35,750 for acquistion-related costs.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
During the year ended August 31, 2009, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$11,761
Class B	8,508
Class N	524,568
The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended August 31, 2009, the Manager waived $234,062 for IMMF management fees.
5. Foreign Currency Exchange Contracts
The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty
F28 | OPPENHEIMER DEVELOPING MARKETS FUND

defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
6. Illiquid Securities
As of August 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
    As of August 31, 2009, the Fund had no securities on loan.
8. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through October 20, 2009, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
9. Acquisition of Oppenheimer Baring China Fund
On August 6, 2009, the Fund acquired all of the net assets of Oppenheimer Baring China Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Baring China Fund shareholders on July 31, 2009. The Fund issued (at an exchange ratio of 0.503493 for Class A, 0.500797 for Class B, 0.513272 for Class C, 0.517196 for Class N and 0.511796 for Class Y shares of the Fund to one share of Oppenheimer Baring China Fund) 2,079,397; 334,527; 630,625; 76,729 and 67,201 shares of beneficial interest for Class A, Class B, Class C, Class N and Class Y, respectively, valued at $51,132,381, $8,159,111, $14,989,966,
F29 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued
9. Acquisition of Oppenheimer Baring China Fund Continued
$1,829,216 and $1,635,002 in exchange for the net assets, resulting in combined Class A net assets of $5,313,123,294, Class B net assets of $179,567,799, Class C net assets of $746,359,438, Class N net assets of $256,933,034 and Class Y net assets of $1,749,624,944 on August 6, 2009. The net assets acquired included net unrealized appreciation of $19,769,924 and an unused capital loss carryforward of $34,811,353, potential utilization subject to tax limitations. The exchange qualified as a tax-free reorganization for federal income tax purposes.
10. Pending Litigation
During 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not against the Fund). The lawsuits naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     A lawsuit has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other lawsuits have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
F30 | OPPENHEIMER DEVELOPING MARKETS FUND

     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
F31 | OPPENHEIMER DEVELOPING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Developing Markets Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Developing Markets Fund, including the statement of investments, as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Developing Markets Fund as of August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
October 20, 2009
F32 | OPPENHEIMER DEVELOPING MARKETS FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $8.0128 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 9, 2008. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     None of the dividends paid by the Fund during the fiscal year ended August 31, 2009 are eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended August 31, 2009 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $95,632,554 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended August 31, 2009, $465,228 or 0.40% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $10,487,351 of foreign income taxes paid by the Fund during the fiscal year ended August 31, 2009. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.
     Gross income of $73,671,654 was derived from sources within foreign countries or possessions of the United States.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
23 | OPPENHEIMER DEVELOPING MARKETS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
24 | OPPENHEIMER DEVELOPING MARKETS FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Justin Leverenz, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load emerging markets funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was better than its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other emerging markets funds and other funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual and actual management fees and total expenses were lower than its peer group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the
25 | OPPENHEIMER DEVELOPING MARKETS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, at meetings in June 2009, the Board, including a majority of the independent Trustees, decided to continue the Agreement for the period through November 30, 2009. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
26 | OPPENHEIMER DEVELOPING MARKETS FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the
Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP
(225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
27 | OPPENHEIMER DEVELOPING MARKETS FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 66	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 60 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 69	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (January 2006-2007); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 60 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 68	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 60 portfolios in the OppenheimerFunds complex.
28 | OPPENHEIMER DEVELOPING MARKETS FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Phillip A. Griffiths, Trustee (since 1999) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 60 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2004) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 60 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2002) Age: 57	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998- December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 60 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2008) Age: 63	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 60 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 68	Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 60 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2005) Age: 61	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 60 portfolios in the OppenheimerFunds complex.
29 | OPPENHEIMER DEVELOPING MARKETS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INTERESTED TRUSTEE	The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an “Interested Trustee” because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Russell S. Reynolds, Jr., Trustee (since 1996) Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 60 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2001) Age: 60	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001- December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 98 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Leverenz and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Justin Leverenz, Vice President and Portfolio Manager (since 2007) Age: 41	Vice President of the Manager (since July 2004); Senior Analyst of Oppenheimer Global Fund and the Manager’s International Equity Team (since July 2004); a Chartered Financial Analyst. Head of Research for Goldman Sachs in Taiwan and Head of Asian Technology Research Pan-Asia (2002-2004); Head of Equity Research
30 | OPPENHEIMER DEVELOPING MARKETS FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Justin Leverenz, Continued	Hong Kong +Taipei (1993-1995) and (1997-2000). A portfolio manager and officer of 1 portfolio in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 98 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 98 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2001) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 98 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
31 | OPPENHEIMER DEVELOPING MARKETS FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $27,800 in fiscal 2009 and $34,200 in fiscal 2008.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $5,750 in fiscal 2009 and no such fees fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed $211,540 in fiscal 2009 and $310,000 in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan and professional services for FAS 157.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $7,814 in fiscal 2009 and $29,308 in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $233,352 in fiscal 2009 and $339,308 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.

Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 08/31/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Developing Markets Fund

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer

Date:	10/09/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer

Date:	10/09/2009

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	10/09/2009